UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2006

MARKWEST HYDROCARBON, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-14841	84-1352233
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-290-8700

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

                On May 8, 2006, MarkWest Hydrocarbon, Inc. (the “Company”) announced its consolidated financial results for the three months ended March 31, 2006.  A copy of the Company’s earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

                On May 9, 2006, MarkWest Hydrocarbon, Inc., held a conference call to discuss its first quarter 2006 financial results and other corporate developments. A transcript of the call is attached as Exhibit 99.2.

                This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description of Exhibit

99.1

Press release dated May 8, 2006, announcing first quarter earnings.

99.2

Transcript of First Quarter 2006 Earnings Call of MarkWest Hydrocarbon, Inc. held on May 9, 2006.

SIGNATURE

                Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST HYDROCARBON, INC.
(Registrant)

Date: May 9, 2006	By:	/s/ NANCY K. MASTEN
Nancy K. Masten
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1

Press release dated May 8, 2006, announcing first quarter earnings.

99.2

Transcript of First Quarter 2006 Earnings Call of MarkWest Hydrocarbon, Inc. held on May 9, 2006.